A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

EXHIBIT 99.1

Drew Industries Incorporated

(NYSE: DW)

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s Common Stock and other matters. Statements in this presentation that are not historical facts are
“forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of
1934 and Section 27A of the Securities Act of 1933.

Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-
looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation, and in our subsequent filings with the Securities and Exchange Commission.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to the matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and steel-based components, vinyl, aluminum, glass and ABS resin) and other components, availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles (“RVs”), availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and RVs, the disposition into the market by the Federal Emergency Management
Agency (“FEMA”), by sale or otherwise, of RVs or manufactured homes purchased by FEMA, changes in zoning regulations for manufactured homes, sales declines in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention and concentration of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, national and regional economic conditions and consumer confidence affect the retail sale of RVs and manufactured homes.

Forward-Looking Statements

SECTION I

Overview

Drew’s Products – Components
for RVs and Manufactured Homes

$571 Million of Sales for the12 Months Ended September 30, 2010

RV Chassis, Slide-outs and Other
Chassis Parts:

$265 million

RV Windows and Doors:

$110 million

Other Products:

$4 million

Bath Products:

       $19 million

Specialty Trailers:

$4 million

Axles and

Suspension
Products:

$38 million

MH Chassis and

Chassis Parts:

$25 million

RV Furniture:

$48 million

MH Windows and Doors:

$58 million

Drew’s Segments – LTM 9/2010

MH = $96 million

17%

RV = $475 million

83%

90+% for towable RVs

Revenues - $571 million

Segment Operating Profit - $54 million

RV = $44 million

82%

MH = $10 million

18%

$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$571
$108
$171
$220
$348
$448
$509
$492
$368
$313
$475
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
2001
2002
2003
2004
2005 (2)
2006 (2)
2007
2008
2009
LTM 9/10

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 37).

(2)

Includes sales related to RVs and manufactured homes purchased by FEMA of approximately $40 million in 2005, and approximately $20 million in 2006.

MH Segment sales

RV Segment sales

EBITDA

Financial Performance

Sales and EBITDA(1) (in millions)

Sales

EBITDA

$180
$150
$120
$90
$60
$30
$0
$20
$10
$0
-$10
$124
$111
$86
$47
$52
$79
$97
$84
$124
144
$122
$35
$39
$39
$29
$19
$22
$25
$20
$22
$29
$25
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 38).

(2)

The Company’s operations are somewhat seasonal, as sales in the second and third quarters are traditionally stronger than the first and fourth quarters, consistent with the industries which the Company supplies. However, because of unusual changes in RV dealer inventories in recent quarters, and the uncertain economic environment, seasonal industry trends may be different than in prior years.

MH Segment sales

RV Segment sales

EBITDA

Financial Performance – Quarterly(2)

Sales and EBITDA(1) (in millions)

Sales

EBITDA

S159

$151

$124

$77

$71

$101

$122

$105

$146

$174

$147

SECTION II

Industries

92% of industry 2009 unit sales

69% of 2009 wholesale dollar
sales, or $2.8 billion

Retail cost $4,000 to $100,000 per
unit. Average about $24,000

RV Market

8% of industry 2009 unit sales

31% of 2009 wholesale dollar
sales, or $1.3 billion

Retail cost $41,000 to $400,000+
per unit. Average about $131,000

Travel trailer

Fifth-wheel travel trailer

Travel trailer with
expandable ends

Folding camping trailer

Sport utility RV

“Toy Hauler”

Type C Motorhome

Truck camper

TOWABLE RVS (90+% of Drew’s RV Segment revenues)

MOTORHOMES (3% of Drew’s RV Segment revenues)

Type B Motorhome

Type A Motorhome

Shift in U.S. culture toward

more RV-related activities

College and NFL football games

NASCAR events

More active, shorter, “greener”,

& family oriented vacations

More economical

family vacations

Typical RV family vacation

is less expensive

Many RVs are “parked” over

the long-term as second homes

How RVs Are Used

500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
155
178
177
157
196
214
254
281
293
262
185
138
200
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Proj (1)

90+% of Drew’s RV product sales are for Travel Trailers and 5th Wheel RVs

(1) Projection for 2010 is the latest published by the RVIA (September 2010). During the first nine months of
2010, the industry produced 160,200 travel trailer and fifth-wheel RVs.

(Units in thousands, Sales in millions)

Travel Trailers & 5th Wheel

Other Towables

Motorhomes

Drew’s RV Sales

166

257

293

321

300

311

321

370

384

391

353

237

RVs - Industry Wholesale Shipments

Industry

Units

Drew’s

Sales

240

Units
Travel Trailers and 5th Wheel RVs, Drew's primary RV market
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210

Wholesale

Retail

Recent RV Industry Trends

All data includes both US and Canada.

Final data for Q3 2010 is not yet available

Dealer

Inventory

Change

            17,087    (27,312)   (23,623)   (7,439)    (4,103)   (25,426)   (8,440)     12,070    18,446     (6,283)

Cost per sq. ft. is $41 for MH vs.

$89 for site-built homes

Average retail price of

$64,900 for a 1,570 sq. ft. MH

9 million manufactured

homes across the U.S.

Improved quality,

appearance and safety

Studies have shown that MHs built since 1995 sustain

no more damage in hurricanes than site-built homes

Industry production was down 87% from 1998 to 2009.

Manufactured Housing (MH) Market

400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
144
123
75
49
37
27
34
52
33
31
30
19
21
61%
64%
229
226
176
144
131
104
97
95
84
65
52
31
31
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 9/10

MH – Industry Production

Single-Section

Multi-Sections

Drew’s MH Sales

65%

70%

75%

$177

78%

80%

74%

72%

63%

  68%

$220

$221

$185

$134

$154

$147

$152

$191

$196

(Units in thousands, Dollars in millions)

373

349

96

82

117

147

131

131

168

193

Industry

Units

Drew’s

Sales

$142

50

$85

251

63%

52

60%

$96

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

INDUSTRY:

Demand

Demand for quality, affordable housing is likely to increase

Baby boomers retiring in increasing numbers

Dealer and manufacturer inventory levels are reasonable

Financial

Subprime market woes could help MH

Pre-2003, MH was 20+% of Single Family housing starts

In peak "Sub-prime era”, MH was about 8% to 11% of Single Family housing starts

2008 to 2009, MH was about 13% of Single Family housing starts

Availability of financing is still an issue

DREW:

Drew remains profitable in MH Segment: 10.0% operating profit margin for the 12 months ended September 30, 2010

Sales up 16% in the first 9 months of 2010 from the same period in 2009

Increased focus on aftermarket driving sales growth

Added new product line - entry doors in late 2009

SECTION III

Strategy

Business Strategy

Maximize profitability and return on assets through

Strategic acquisitions

New product introductions

Market share growth

Operational efficiencies

This strategy accomplished through

Outstanding customer service

Motivating management through strong profit incentives

Low cost manufacturing:

Optimizing production efficiencies and implementing stringent cost controls

Facility consolidations and fixed cost reductions

Working capital management

R & D efforts

Disciplined and patient acquisition philosophy

Acquisition Criteria

Drew is a disciplined and patient acquirer

Gain market share or add products from other suppliers
through asset acquisitions

Complimentary to our core RV (including specialty
trailers) and MH markets

Seek products or technologies that we can expand
through our nationwide customer base and factory
network

Become a more extensive supplier to our customers

New Product Introductions

Began
production of
entry doors
for RVs

Introduce RV
slide-out
mechanisms

Began
Production of
axles for
towable RVs

2001       2004      2005      2006      2007      2008      2009       2010

ACQUIRE

BETTER BATH:

Adding thermo-
formed products

ACQUIRE

HAPPIJAC:

Adding patented
bed lifts for RVs

ACQUIRE

EXTREME
ENGINEERING:

Expanding specialty
trailer product line

ACQUIRE

COACH STEP:

Adding electric steps
for motorhomes

ACQUIRE

EQUA FLEX:

Adding RV

suspension products

ACQUIRE
QUICKBITE TM :

Adding a new
innovative
coupler

Began
production of
entry doors

for MH

ACQUIRE

ZIEMAN:

Adding specialty

trailers

ACQUIRE LEVEL-UP TM:

Adding leveling system
for fifth-wheel RVs

ACQUIRE
SCHWINTEK :

Adding wall-slide
mechanism and
leveling devices
for motorhomes

ACQUIRE
SELLERS:

Adding chassis
customization &
suspension for
motorhomes &
transit buses

Introduce
RVLOCK remote
locking product

ACQUIRE
SEATING
TECHNOLOGY:

Adding
furniture for RVs

New Product	Market Potential
2008 – RV Entry Doors	$ 25 million
2008 – RV Furniture and Mattresses	$ 150 million
2009 – QuickBite™ Coupler	$ 3 - 5 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$ 15 - 25 million
2010 – Level-Up™ System for Fifth-Wheel RVs	$ 2 – 4 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components	$ 30 million
2010 – Chassis Customization and Suspension Products for Motorhomes and Transit Buses and Remote Locking Product for Towable RVs	$ 20 million

What Drew Has Done -
Acquisitions and Growth

2001-2009 CAGR = 15%
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,858
$2,025
$2,196
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 9/10

Content Per New Towable RV

RV Segment

operating

profit margin       8.7%       10.0%       11.6%       9.7%          9.6%        8.3%       12.2%       6.7%       5.0%        9.3%

See Page 10 for Industry Information

- 90+% of RV Segment sales are for Travel Trailers and Fifth-Wheel RVs

- 100% market share in existing products would yield $3,900 to $4,300 per

    Towable RV

- Growth in RV “features” drives content increases

At industry production levels for the last 12 months ended September 2010, each $100 increase in content adds $20 million in sales for Drew.

2001-2009 CAGR = 10%
$663
$796
$871
$1,281
$1,330
$1,500
$1,450
$1,430
$1,343
$1,391
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 9/10

- 100% market share in existing products would yield $3,600 to $4,000 per home

- Affordability of the homes constrains content growth

Content Per New Manufactured Home

MH Segment

operating

profit margin       10.4%   10.7%   10.5%    10.4%  10.3%    8.7%    8.1%   7.2%     3.8%    10.0%

See Page 13 for Industry Information

($ in millions)	
2006	$ 1
2007	$ 6
2008	$ 5
2009	$ 9
2010 (projected)	$ 1
Total	**$ 22**

Consolidated more than 35 production facilities into other

existing facilities since 2006, improving operating efficiencies

Cautiously added back $1 million of annualized fixed costs as demand improved.

These facility consolidations, along with reductions in salaried staff, changes in insurance, IT improvements, along with other cost saving measures have saved us:

What Drew Has Done -
Cost Reductions

The majority of these cost
savings are permanent

($ in millions)	Debt	Cash and Investments	Net Cash
12/31/08	$ 9	$ 9	$ -
3/31/09	$ 6	$ 14	$ 8
6/30/09	$ 1	$ 27	$ 26
9/30/09	$ -	$ 47	$ 47
12/31/09	$ -	$ 65	$ 65
3/31/10	$ -	$ 52[1]	$ 52[1]
6/30/10	$ -	$ 58[1]	$ 58[1]
9/30/10	**$ -**	**$ 57[1]**	**$ 57[1]**

What Drew Has Done -
Strengthened Balance Sheet

(1)

The Company completed four acquisitions in the first nine months of 2010 which utilized $22 million in cash.

SECTION IV

Operating Results

($ in millions, except EPS)	**Adjusted 2009[1]**	**Actual 2010**	**Change**
Net Sales	$ 121.7	$ 146.8	21%
Operating Profit	$ 11.8	$ 12.7	8%
% of Sales	9.7%	8.6%	
Net Income	$ 7.5	$ 8.0	7%
Diluted EPS	$ 0.34	$ 0.36	6%

Operating Results

Three Months Ended September 30,

FINANCIAL PERFORMANCE

(1)

Excludes certain “extra expenses” recorded by the Company during the three months ended September 30, 2009, resulting primarily from plant closings and staff reductions.
These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment during the first quarter of 2009 (see page 40).

($ in millions)	Adjusted 2009[1]	Actual 2010	Change
Net Sales:			
RV Segment	$ 97.0	$ 122.1	26%
MH Segment	$ 24.7	$ 24.8	0%
Operating Profit:			
RV Segment	$ 11.2	$ 11.1	0%
MH Segment	$ 2.4	$ 2.9	25%
Operating Profit as a Percentage of Net Sales:			
RV Segment	11.5%[2]	9.1%	
MH Segment	9.5%	11.9%

Results By Segment

Three Months Ended September 30,

FINANCIAL
PERFORMANCE

(1)

Excludes certain “extra expenses” recorded by the Company during the three months ended
September 30, 2009, resulting primarily from plant closings and staff reductions. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 42).

(2)

Material costs were lower than historical norms In Q3 and Q4 of 2009.

($ in millions, except EPS)	Adjusted 2009[1]	Actual 2010	Change
Net Sales	$ 293.2	$ 466.6	59%
Operating Profit	$ 10.9	$ 40.8	276%
% of Sales	3.7%	8.8%	
Net Income	$ 6.4	$ 24.9	289%
Diluted EPS	$ 0.29	$ 1.12	280%

Operating Results

Nine Months Ended September 30,

FINANCIAL PERFORMANCE

(1)

Excludes certain “extra expenses” recorded by the Company during the nine months ended September 30, 2009, resulting primarily from plant closings, staff reductions, increased bad debts, and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment during the first quarter of 2009 (see page 40).

($ in millions)	Adjusted 2009[1]	Actual 2010	Change
Net Sales:			
RV Segment	$ 228.1	$ 390.7	71%
MH Segment	$ 65.1	$ 75.9	16%
Operating Profit:			
RV Segment	$ 13.5	$ 38.0	182%
MH Segment	$ 2.4	$ 8.2	237%
Operating Profit as a Percentage of Net Sales:			
RV Segment	5.9%	9.7%	
MH Segment	3.8%	10.9%

Results By Segment

Nine Months Ended September 30,

FINANCIAL
PERFORMANCE

(1)     Excludes certain “extra expenses” recorded by the Company during the nine months ended
September 30, 2009, resulting primarily from plant closings, staff reductions, increased bad debts, and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 42).

($ in millions, except EPS)	2007	Adjusted 2008[2]	Adjusted 2009[2]	Adjusted LTM 9/30/10[2]	Adjusted LTM 9/10 vs. Adj. 12/09
Net Sales[1]	$ 668.6	$ 510.5	$ 397.8	$ 571.0	43%
Operating Profit (Loss)	$ 66.0	$ 27.8	$ 18.4	$ 48.4	163%
% of Sales	9.9%	5.4%	4.6%	8.5%	
Net Income (Loss)	$ 39.8	$ 16.5	$ 10.8	$ 29.3	171%
Diluted EPS	$ 1.80	$ 0.75	$ 0.50	$ 1.32	164%
EBITDA[3]	$ 83.5	$ 44.8	$ 36.9	$ 65.3	77%

Operating Results

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

(1)

Sales declines in 2008 and 2009 due to reductions in industry-wide shipments of RVs and Manufactured
Homes.

(2)

Excludes certain “extra expenses” recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment recorded during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of
2008 (see pages 39 and 40).

(3)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 37).

($ in millions)	2007	Adjusted 2008 (2)	Adjusted 2009 (2)	Adjusted LTM 9/30/10 (2)	Adjusted LTM 9/10 vs. Adj. 12/09
Net Sales[1]:					
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 475.1	52%
MH Segment	$ 176.8	$ 142.4	$ 85.3	$ 96.0	13%
Operating Profit:					
RV Segment	$ 60.1	$ 25.4	$ 20.9	$ 45.5	117%
MH Segment	$ 14.2	$ 10.7	$ 4.1	$ 9.9	140%
Operating Profit as a Percentage of Net Sales:					
RV Segment	12.2%	6.9%	6.7%	9.6%	
MH Segment	8.1%	7.5%	4.9%	10.3%

Results By Segment

(1)

Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2)

Excludes certain “extra expenses” recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see pages 41 and 42).

FINANCIAL PERFORMANCE

Year Ended December 31, (except as noted)

($ in millions)	12/31/08	12/31/09	9/30/09	9/30/10
Total Assets	$ 311	$ 288	$ 289	$ 346
Total Debt	$ 9	$ -	$ -	$ -
Cash & Investments	$ 9	$ 65	$ 47	$ 57
Stockholders' Equity	$ 259	$ 244	$ 240	$ 272
RATIOS				
Days Sales in A/R[1]	15 days	14 days	20 days	21 days
Inventory Turns[2]	4.1 turns	4.8 turns	4.0 turns	6.8 turns

Balance Sheet

FINANCIAL
PERFORMANCE

(1) Days sales in A/R is the most recent month’s net sales divided by accounts receivable, net, at the end of the period.

(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

12/31/07	12/31/08	12/31/09	9/30/10
Return on Equity	17%	6%[2]	2%[3]	11%
Return on Assets	12%	4%[2]	2%[3]	9%
Total Debt to Equity	0.1	0.0	0.0	0.0
Total Debt to EBITDA[1]	0.3	0.2	0.0	0.0

Financial Strength

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill  impairment (see page 35).

(2)

Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).

(3)

Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

FINANCIAL
PERFORMANCE

Increasing RV Content

RV recovery from recession

Demographic tailwind

Exploring related industries

Affordable housing

The Future

50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$21
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
11/5/10

Stock Price History

Drew has 22 million shares outstanding and a
market capitalization of approximately $450
million as of November 5, 2010

(December 31, unless noted)

Analyst Coverage

CJS Securities

Torin Eastburn – (914) 287-7600

Thompson Research Group

Kathryn Thompson – (615) 891-6206

Janney Montgomery Scott LLC

Liam D. Burke – (202) 955-4305

Sidoti & Company, LLC

Scott Stember – (212) 453-7017

Avondale Partners, LLC

Bret Jordan – (617) 314-0487

Thank you!

Joseph S. Giordano III

CFO & Treasurer

914-428-9098

joe@drewindustries.com

OR

VISIT OUR WEBSITE:

www.drewindustries.com

For more information contact:

Fredric M. Zinn

President and CEO

914-428-9098

fred@drewindustries.com

($ in millions)*	2001	2002	2003	2004	2005	2006	2007	2008	2009	LTM 9/30/09	LTM 9/30/10
Operating Profit (Loss)	$ 20.3	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$ (35.6)	$ (55.9)	$ 46.0
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 18.9	$ 16.9
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ 50.5	$ -
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 13.5	$ 62.9
Capital Expenditures	$ 8.2	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 2.8	$ 8.9

Reconciliation of Operating
        Profit to EBITDA

FINANCIAL
PERFORMANCE

($ in millions)	2008				2009				2010		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Operating Profit (Loss)	$ 15.0	$ 15.5	$ 4.5	$ (15.1)	$ (56.3)	$ 4.2	$ 11.3	$ 5.2	$ 12.4	$ 16.2	$ 12.7
Depreciation & Amortization	$ 4.1	$ 4.0	$ 4.5	$ 4.5	$ 5.1	$ 4.2	$ 5.1	$ 4.1	$ 4.0	$ 4.5	$ 4.3
Goodwill Impairment	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -	$ -	$ -	$ -	$ -
EBITDA	$ 19.1	$ 19.5	$ 9.0	$ (5.1)	$ (6.2)	$ 8.4	$ 16.3	$ 9.3	$ 16.4	$ 20.7	$ 17.0

Reconciliation of Operating          Profit
to EBITDA - Quarterly

FINANCIAL
PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09			LTM Ended 9/30/10		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Net Sales	$ 510.5	$ -	$ 510.5	$ 397.8	$ -	$ 397.8	$ 571.1	$ -	$ 571.1
Cost of Sales	$ 403.0	$ 0.2	$ 402.8	$ 319.1	$ 4.8	$ 314.3	$ 443.7	$ 1.2	$ 442.5
Selling, General & Administrative Expenses	$ 80.1	$ (0.5)	$ 80.6	$ 69.5	$ 4.2	$ 65.3	$ 81.5	$ 0.1	$ 81.4
Goodwill Impairment	$ 5.5	$ 5.5	$ -	$ 45.0	$ 45.0	$ -	$ -	$ -	$ -
Executive Retirement	$ 2.7	$ 2.7	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Operating Profit (Loss)	$ 19.9	$ 7.9	$ 27.8	$ (35.6)	$ 54.0	$ 18.4	$ 46.0	$ 2.4	$ 48.4
Operating Profit (Loss) as a % of Sales	3.9%		5.4%	-8.9%		4.6%	8.1%		8.4%
Net Income (Loss)	$ 11.7	$ 4.8	$ 16.5	$ (24.1)	$ 34.9	$ 10.8	$ 27.8	$ 1.5	$ 29.3
Diluted EPS	$ 0.53	$ 0.22	$ 0.75	$ (1.10)	$ 1.60	$ 0.50	$ 1.25	$ 0.07	$ 1.32

Reconciliation of Adjusted
Results to Actual

FINANCIAL
PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

($ in millions)	Three Months Ended 9/30/09			Nine Months Ended 9/30/09			LTM Ended 9/30/09		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Net Sales	$ 121.7	$ -	$ 121.7	$ 293.2	$ -	$ 293.2	$ 369.8	$ -	$ 369.8
Cost of Sales	$ 93.7	$ 1.0	$ 92.7	$ 238.9	$ 3.5	$ 235.4	$ 306.3	$ 3.7	$ 302.6
Selling, General & Administrative Expenses	$ 16.7	$ 0.5	$ 17.2	$ 50.3	$ 3.0	$ 47.3	$ 66.4	$ 3.6	$ 62.8
Goodwill Impairment	$ -	$ -	$ -	$ 45.0	$ 45.0	$ -	$ 50.5	$ 50.5	$ -
Executive Retirement	$ -	$ -	$ -	$ -	$ -	$ -	$ 2.7	$ 2.7	$ -
Operating Profit (Loss)	$ 11.3	$ 0.5	$ 11.8	$ (40.8)	$ 51.6	$ (10.8)	$ (55.8)	$ 59.5	$ 3.7
Operating Profit (Loss) as a % of Sales	9.3%		9.7%	-13.9%		3.7%	-15.1%		1.1%
Net Income (Loss)	$ 7.2	$ 0.3	$ 7.5	$ (27.0)	$ 33.4	$ 6.4	$ (36.2)	$ 38.2	$ 2.0
Diluted EPS	$ 0.33	$ 0.01	$ 0.34	$ (1.24)	$ 1.54	$ 0.29	$ (1.67)	$ 1.76	$ 0.09

Reconciliation of Adjusted
Results to Actual

FINANCIAL
PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09			LTM Ended 9/30/10		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Operating Profit:									
RV Segment	$ 24.6	$ 0.8	$ 25.4	$ 15.7	$ 5.3	$ 20.9	$ 44.2	$ 1.3	$ 45.5
MH Segment	$ 10.3	$ 0.4	$ 10.7	$ 3.2	$ 0.9	$ 4.1	$ 9.6	$ 0.3	$ 9.9
Total Segment Operating Profit	$ 34.9	$ 1.2	$ 36.1	$ 18.9	$ 6.2	$ 25.1	$ 53.8	$ 1.6	$ 55.4

Reconciliation of Segment Adjusted
Operating Profit to Actual

FINANCIAL PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See page 43 for a reconciliation of segment actual results to consolidated actual results.

($ in millions)	Three Months Ended 9/30/09			Nine Months Ended 9/30/09			LTM Ended 9/30/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted	Actual	Adjust (1)	Adjusted
Operating Profit (Loss):									
RV Segment	$ 10.2	$ 0.9	$ 11.2	$ 9.5	$ 4.0	$ 13.5	$ 5.3	$ 4.8	$ 10.0
MH Segment	$ 2.4	$ (0.0)	$ 2.4	$ 1.8	$ 0.6	$ 2.4	$ 1.7	$ 1.0	$ 2.7
Total Segment Operating Profit	$ 12.6	$ 0.9	$ 13.5	$ 11.3	$ 4.6	$ 15.9	$ 6.9	$ 5.8	$ 12.7

Reconciliation of Segment Adjusted
Operating Profit to Actual

FINANCIAL PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See page 43 for a reconciliation of segment actual results to consolidated actual results.

($ in millions)	12 Months Ended				
	2007	2008	2009	9/30/09	9/30/10
Net Sales:					
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 275.3	$ 475.1
MH Segment	176.8	142.4	85.3	94.5	96.0
Total Net Sales	$ 668.6	$ 510.5	$ 397.8	$ 369.8	$ 571.1
Operating Profit:					
RV Segment	$ 60.1	$ 24.6	$ 15.7	$ 5.3	$ 44.2
MH Segment	14.2	10.3	3.2	1.7	9.6
Total Segment Operating Profit	74.3	34.9	18.9	6.9	53.8
Corporate	(7.8)	(7.4)	(6.5)	(6.5)	(7.4)
Goodwill Impairment	-	(5.5)	(45.0)	(50.5)	-
Other Non-Segment Items	(0.5)	(2.1)	(2.9)	(5.7)	(0.4)
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)	$ (55.9)	$ 46.0

FINANCIAL PERFORMANCE

Reconciliation of Segment Results
        to Consolidated